UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 16, 2003


                             3D Systems Corporation
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                    0-22250                 95-4431352
 (State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 16, 2003, Deloitte & Touche LLP ("Deloitte") notified Registrant that it did not intend to stand for reelection as Registrant's principal independent accountant.

     The reports of Deloitte on Registrant's financial statements for the fiscal years ended December 31, 2001 and 2000 have not included an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. However, as previously announced by Registrant, the Audit Committee is currently conducting an investigation into issues involving revenue recognition, which, upon completion of this investigation, may materially impact the previously issued financial statements and related reports.

     During the fiscal years ended December 31, 2001 and 2000 and the period from January 1, 2002 to April 16, 2003, (a) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and (b) there were no "reportable events" as the term is defined in Item 304(a)(1)(v) of Regulation S-K. However, as previously announced by Registrant, the Audit Committee is currently conducting an investigation into issues involving revenue recognition, which, upon completion of this investigation, may result in a determination that events requiring additional disclosure under Item 304(a)(1)(v) of Regulation S-K have occurred.

     Registrant has furnished Deloitte with a copy of the foregoing disclosures and has requested Deloitte to furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter, dated April 23, 2003, from Deloitte to the Securities and Exchange Commission is attached to this Form 8-K as Exhibit 16.1.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Reference is made to the press releases of Registrant, issued on April 22 and 23, 2003, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements. None.

        (b) Pro Forma Financial Information. None.

        (c) Exhibits.

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        16.1   Letter, dated April 23, 2003, from Deloitte & Touche LLP to the
               Securities and Exchange Commission.

        99.1   Press Release, dated April 23, 2003.

        99.2   Press Release, dated April 22, 2003.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 23, 2003                              3D SYSTEMS CORPORATION



                                           /s/ KEITH KOSCO
                                           -----------------------------
                                           By:    Keith Kosco
                                           Its:   General Counsel

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                                  EXHIBIT INDEX

EXHIBITS

16.1 Letter, dated April 23, 2003, from Deloitte & Touche LLP to the Securities and Exchange Commission.

99.1   Press Release, dated April 23, 2003.

99.2   Press Release, dated April 22, 2003.